SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

           Pre-Effective Amendment No.  [    ]
           Post-Effective Amendment No. [ 20 ]
                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
           Amendment No. [ 25 ]
                 (Check appropriate box or boxes.)



                        VOLUMETRIC FUND, INC
             (Name of Registrant as specified in Charter)


           87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
               (Address of Principal Executive Officers)


                           (845)623-7637
                    (Phone number of registrant)



                          GABRIEL J. GIBS
                        VOLUMETRIC FUND, INC
             87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
                (Name and Address of Agent for Service)
   Approximate Date of Proposed Public Offering: April 29, 2005


It is proposed that this filing will become effective (check appropriate box)
     [  ] immediately upon filing pursuant to paragraph (b)
     [  ] on (date) pursuant to paragraph (b)
     [XX] 60 days after filing pursuant to paragraph (a)(1)
     [  ] on (date) pursuant to paragraph (a)(1)
     [  ] 75 days after filing pursuant to paragraph (a)(2)
     [  ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ X ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.









                                              April 29, 2005


                                              Volumetric Fund, Inc.
                                          -----------------------------------
                                              Prospectus
                                               And Application









                                              [Volumetric Fund Logo]




















                                         The Securities and Exchange
                                         Commission has not approved or
                                         disapproved these securities or
                                         determined whether the information in
                                         this prospectus is adequate or
                                         accurate. Any representation to the
                                         contrary is a criminal offense.









                          TABLE OF CONTENTS

      Investment Objective. . .............................. 2
      Principal Investment Strategies .......................2
      Principal Investment Risks.............................2
      Performance........................................... 2
      Fees and Expenses..................................... 4
      Investment Approach....................................5
      Management of the Fund............... .................6
      Pricing of Fund Shares.................................7
      Purchasing Fund Shares.................... ........... 7
      Redeeming Fund Shares..................................9
      Dividends and Distributions .......................... 9
      Tax Consequences......................................10
      Financial Highlights..................................10
      Application Form......................................11




INVESTMENT OBJECTIVE
      Volumetric Fund's (the 'Fund') investment objective is capital growth. Its secondary objective is downside protection.

PRINCIPAL INVESTMENT STRATEGIES
      The Fund typically invests in a broadly diversified portfolio of large and mid-cap stocks; although its portfolio may also contain small-cap stocks. Its securities are generally a blend of value and growth stocks. The Fund invests primarily in issues listed on the New York Stock Exchange, and to a lesser extent, in common stocks of NASDAQ and other exchanges. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection. . A description of the Fund's policies with respect to disclosure of its portfolio holdings is available in the Statement of Additional Information ('SAI').

PRINCIPAL INVESTMENT RISKS

      The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the Adviser's judgment about particular stocks is incorrect and the perceived value of such stocks is not realized by the market or their prices decline.

PERFORMANCE

        The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Also, by showing how the Fund's average annual returns for one, five and ten years and since inception (in 1979) compare to those of the broad-based New York Stock Exchange Composite Index. As with all mutual funds, the Fund's past performance, before and after taxes, does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                         ANNUAL TOTAL RETURNS

                           Volumetric Fund


Year Ended December 31                    Annual Total Returns
------------------------                  -----------------------

       1995                                     + 17.39 %
       1996                                     + 15.51 %
       1997                                     + 18.22 %
       1998                                     + 10.57 %
       1999                                     +  5.19 %
       2000                                     -  1.76 %
       2001                                     -  4.47 %
       2002                                     - 12.06 %
       2003                                     + 30.48 %
       2004                                     + 13.49 %


       During the period shown in the bar chart, the highest return for a quarter was 14.60% (quarter ended June 30, 2003) and the lowest return for a quarter was -13.38% (quarter ended September 30, 2002).

        The following table shows how the Fund's compounded returns, before and after taxes, for one, five and ten years compare with the New York Stock Exchange Composite Index, an unmanaged, market-weighted stock market index that includes all common stocks traded on the New York Stock Exchange. All returns reflect reinvested dividends. The returns shown for the NYSE Index do not reflect the deduction of fees, expenses and taxes.

Average Annual Total Returns for
                    Year Ending 2004:   1 Year    5 Years  10 Years  Since
                                                                    Inception**
Volumetric Fund
Return before taxes                      +13.49%  + 4.14%   + 8.61%   + 11.58%
Return after taxes on distributions      +11.60%  + 3.88%   + 7.63%      N/A
Return after taxes on distributions
  and sale of Fund shares                +11.47%  + 3.61%   + 7.16%      N/A
New York Stock Exchange Composite Index  +12.57%  + 2.40%   +11.30%   + 10.46%

   *January 1, 1979   ** Average annual return since inception 12.29%


        After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's 'Return after taxes on distributions' shows the effect of taxable distributions, but assumes that you still hold the Fund's shares at the end of the period and do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's 'Return after taxes on distributions and sale of Fund shares' shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

       After-tax returns are calculated using the highest individual tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

       Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including 401(k) or IRA account), or to investors who are tax-exempt.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid by the investor directly)

   Maximum Sales Charge (Load) on Purchases:                        None
   Maximum Sales Charge (Load) on Reinvested Dividends:             None
   Deferred Sales Charge:                                           None
   Redemption Fee:                                                  None*
     The Fund charges a 2% fee, if shares are redeemed within 7 calander days after their purchase.

  Annual Fund Operating Expenses (expenses are deducted from fund assets)

   Management Fee                                                  1.94%
   Distribution and Service (12b-1) Fees                           None
   Other Expenses                                                  None
   Total Annual Fund Operating Expenses                            1.94%


    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year                 197
                     3 Years                609
                     5 Years             $1,047
                    10 Years             $2,264


INVESTMENT APPROACH

    The Fund's primary investment objective is capital appreciation. Its secondary objective is downside protection. The Fund's primary objective may not be changed without shareholder approval.

    The Fund is using the unique 'Volumetric Trading System' to make investment decisions. This disciplined stock trading system has been derived from 'Volumetrics', a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. 'Volumetrics' was developed in the early 1970's by the Fund's founder Gabriel J. Gibs. Its basic concepts are described in Mr. Gibs' M.B.A. thesis entitled 'Forecasting Stock Trends by Volume Analysis' (Pace University, 1974).

    On September 1, 2000, Volumetric Fund introduced the 'Volume and Range System', the most automated trading system in the Fund's history. This system is using a computerized, mathematical methodology to manage the Fund's portfolio. The system's aim is to carefully balance risk versus return by using advanced mathematical formulas. Its approach includes: 1) daily cash management; 2) superior stock selection; and 3) disciplined selling of stocks, when necessary, as indicated below.

    Every day after the market closes portfolio managers do the following: 1) Calculate optimum cash position, based on a mathematical formula; 2) Determine, by using volume and range analysis, which stocks should be sold the next day, if any; 3) After volume screening of all stocks, create a list of stocks to purchase, whenever the formula calls for increased investments.

    The stock selection strategy of the Fund involves the identification of those stocks, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move.
As volume typically precedes price, the Fund's timing system often successfully identifies stocks under accumulation, takeover and restructuring candidates and stocks that 'smart money' buys. A simplified stock screening process to achieve this is shown in the following paragraphs.

      	1) Using a computerized screening method, stocks are identified whose price advanced during the previous day or week on unusually heavy volume, relative to their own normal volume.
      	2) From this group of stocks, primary consideration is given to those stocks that exhibit good chart patterns, are in a strong industry group, have improved earnings prospects, low debt and are not yet over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.
       3) Stocks with the most positive overall characteristics are then further analyzed by a proprietary mathematical model. Stocks with the highest accumulation/distribution volume ratio (demand/supply ratio) may be bought.

    A major aim of the Fund is to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund's portfolio are under continuous daily volume/price surveillance. Generally, a stock will be sold when volume and range analysis indicate that there is a distinct reversal in its demand/supply ratio: the ratio becomes clearly negative. This type of reversal usually forecasts a decline in the price of the stock. Once a stock is sold, it may be replaced by a new, stronger stock, or under negative stock market conditions, proceeds from the sale will be invested in cash equivalents.

    The Fund allocates its assets between stocks and cash equivalents using a proprietary asset allocation formula. Under positive market conditions, the cash position is typically between 3% and 15%. However, under negative stock market conditions the Fund's cash position may increase up to 40%, and under extremely negative conditions to over 40%.

    The management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund's portfolio will be held from 3 to 24 months, and the typical portfolio turnover rate of the Fund will be between 100-300%. Generally, holding periods in bull markets are expected to be longer than in bear markets. High turnover involves correspondingly greater brokerage commissions and have a slightly negative impact on the Fund's return. A high turnover rate may have greater tax consequences for shareholders, due to the realization of capital gains or losses by the Fund. See 'Dividends and Distributions' and 'Tax Consequences'.

MANAGEMENT OF THE FUND

     The Adviser. The Fund's investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the 'Adviser'). The Adviser provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment decisions for the Fund. The Adviser has acted in an investment advisory capacity since the inception of the Fund and its predecessor partnership in August of 1978. The Fund's Adviser is subject to the supervision and control of the Fund's Board of Directors.

  According to the Investment Advisory Agreement approved by the Board of Directors on June 16, 2004, the Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with such income taxes.

    As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million;
1.90% of such net assets from $10 million to $25 million;
1.80% of such net assets from $25 to $50 million; 1.70% of such net assets from $50 to $100 million; and 1.50% of such net assets over $100 million. During calendar year 2004, the compensation of the Adviser was at the annual rate of 1.94%. Mr. Gabriel J. Gibs, President of the Adviser, is considered a 'controlling person' of the Adviser, as defined by the Investment Company Act of 1940.

     Portfolio managers and officers.. Gabriel J. Gibs and Irene J. Zawitkowski are responsible for the day-to-day management of the Fund and are co-managers of its portfolio. In addition, Mr. Gibs is the Fund's Chairman and Chief Executive Officer (CEO) and Ms. Zawitkowski is its President and Chief Operating Officer (COO). Mr. Gibs is also the President of Volumetric Advisers, Inc. and Ms. Zawitkowski its Executive Vice President. Mr. Jeffrey M. Gibs is Vice President of the Fund and its Chief Compliance Officer. Additional information is available about the portfolio managers in the 'SAI' of the Fund.

PRICING OF FUND SHARES

    The Fund's net asset value per share (NAV) is calculated on every business day at the close of trading on the New York Stock Exchange, normally 4 p.m. Eastern Standard Time. The Fund determines the net asset value per share by subtracting the Fund's liabilities from the Fund's total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The Fund uses the closing quotations in valuing its portfolio securities. Shares will not be priced on those days when the New York Stock Exchange is closed for trading.

All the Fund's securities are traded on the New York Stock Exchange, American Stock Exchange or the NASDAQ. Consequently, 'fair value' pricing of the Fund's securities is not applicable. If under extremely rare circumstances a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

PURCHASING FUND SHARES

     	Shares of the Fund may be purchased at net asset value per share. Shares will be priced at the net asset value per share (NAV) next determined after the investor's proceeds or telephone purchase order is received. The Fund must receive an investment by 4 p.m. Eastern Standard Time. If a telephone purchase is made or an investment is received by mail after 4 p.m. Eastern Standard Time, the purchase will be effective and be priced at the next business day's closing price. The following table indicates the minimum investments:

                    Minimum Investments

             To open an account         $ 500
             Additional purchases       $ 200
             Automatic investment plan  $ 100

    According to the automatic investment plan, shares may be purchased through monthly, bi-monthly or quarterly installments from your bank account.

    Volumetric Fund does not permit market timing or short trading practices. These practices may disrupt portfolio management strategies and consequently, may harm the Fund's performance.

    New investors who wish to purchase shares must fill out the application form and mail it with their check or money order to the Fund. The day after receipt, the Fund will issue an 'Account Statement' acknowledging the amount invested and the number of shares purchased. Additional shares may be purchased by written or telephone request. The maximum amount to be purchased by telephone is limited to three times the market value of the shares held in the shareholder's account. The Fund must receive payment after a telephone purchase within three business days. If payment is not received, the Fund will redeem sufficient additional shares from the shareholder's account to reimburse the Fund for any loss. A confirmation of the telephone purchase is not sent until payment is received.

    Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places, unless the investor specifies only full shares. The Fund reserves the right to (a) reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; (b) suspend the offering of its shares for any period of time; (c) waive the Fund's minimum purchase requirement.

    Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund's shares directly without payment of any fee. No part of any service fee will be received by the Fund.

'No-Fee' Retirement, Automatic Investment Plans and Other Special
-----------------------------------------------------------------
Accounts
--------

      	Volumetric Fund offers various 'no-fee' retirement accounts for individuals, corporations (pension plans) and the self-employed.

       Application forms of Traditional IRA, Roth IRA and Simplified Employee Pension Plans (SEP) and other retirement plans are available from the Volumetric Fund. Delaware Charter Guarantee & Trust Company, also called Trustar Retirement Services, acts as the trustee of the IRA and various other retirement accounts. To obtain application forms or receive information about retirement accounts please contact the Fund or visit the Trustee's website: www.trustar-rs.com.

       If you transfer to or invest in an IRA, Roth IRA or SEP account of Volumetric Fund, the set-up fee and annual fee charged by the Trustee will be fully waived and paid for you by Volumetric Advisers, Inc.

	The Fund has an Automatic Investment Plan ('AIP') available for shareholders who wish to invest electronically through their bank. The minimum additional investment for this plan is $100. Monthly, bi-monthly and quarterly payments are available. Please contact the Fund for an AIP application form.

	The Fund also offers College Investment Plan ('CIP') and Beneficiary ('BA') accounts. The CIP is a long-term accumulation account with the objective of meeting minor's projected college expenses. There are lump sum, monthly, quarterly and annual payment options. The Beneficiary
Account is similar to a revocable trust. It is the same as a regular account, except it will be automatically transferred to the designated beneficiary, in case of death. The beneficiary may be a person, such as a relative or friend, or a charitable organization. Please contact the Fund for additional details on BA and CIP accounts.


REDEEMING FUND SHARES

You can redeem shares of the Fund on any business day without a redemption fee. However, to discourage market timing and frequent trading of Fund's shares, the Board of Directors has adopted the following policy. The Fund will assess a 2% fee, if an investor redeems his/her shares within 7 calendar days of a purchase. This fee will be paid directly to the Fund. Please note however, the management of the Fund reserves its right not to charge an investor the fee, if the investor redeems his/her shares due to a true emergency and not because of market timing.

     The Fund redeems its shares at the net asset value next determined after the Fund receives your written redemption request. Telephone redemption requests will be processed but only after verification of ownership. Corporate, trust and institutional redemption requests must be made in writing. Redemption requests to close an account must be also made in writing.

    Redemption payments are made no later than the third business day after the effective date of the redemption. The Fund may suspend the right of redemption or postpone the date of payment for more then three days when: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

    The Fund expects to make all redemptions in cash. However, the Fund reserves the right to pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance when the Fund's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to qualify annually as a 'regulated investment company' (RIC) under the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a 'regulated investment company' the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

    When you open an account you will make an election to receive dividends and distributions in cash or to reinvest them in additional shares of the Fund. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. The Fund declares dividends and capital gain distributions to shareholders of record annually, currently in December, and pays the dividends and distributions before January 10 of the following year.


TAX CONSEQUENCES

    Whether received in shares or cash, dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income. Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. A shareholder will be treated for tax purposes as having received the dividend in December when it was declared and not in January when it was paid. Dividends and capital gain distributions may be subject to state and local taxes.

    Shareholders are urged to consult with their own tax advisors for further information.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Per share information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have gained or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The financial highlights for 2004, 2003 and 2002 have been audited by BKD, LLP. Their report, along with the Fund's financial statements for the year ended December 31, 2004, are included in the annual report, which is available upon request. For years 2001 and 2000 the financial highlights were audited by Feuer, Orlando, Pye & Co., LLP.


                            FINANCIAL HIGLIGHTS
                (for a share outstanding throughout each year)

       Years ended December 31       2004    2003    2002    2001    2000
                                    -----   -----    ----    ----   ------
Net asset value, beginning of year  $18.75  $14.37  $16.79  $18.16  $19.66
Income from investment operations:
  Net investment income (loss)      (0.12)  (0.11)  (0.09)    0.00    0.04
  Net realized and unrealized
   gain (loss) on investments        2.65     4.49    (1.88)  (0.79) (0.38)
                                    -------  ------  ------  ------  ------
 Total from investment operations    2.53     4.38    (1.97)  (0.79) (0.34)
                                    -------  ------  ------  ------  ------
Less distributions from:
   Net investment income              0.00    0.00    0.00   (0.03)   0.00
   Net realized gains                 0.00    0.00   (0.45)  (0.55)  (1.16)
                                    ------   ------  ------  ------  ------
Total distributions                   0.00    0.00   (0.45)  (0.58)  (1.16)
                                    -------  ------  ------  ------  ------
Net asset value, end of year        $21.28  $18.75   $14.37  $16.79  $18.16
                                    =======  ======  ======  ======  ======
Total return                        13.49    30.48%  (12.06%) (4.47%) (1.76%)
                                    =======  ======  =======  ======  ======
Ratios and Supplemental Data:
Net assets, end of period
   (in thousands)                   $23,193 $19,201  $14,594  $16,808 $18,342
Ratio of expenses to average
   net assets                         1.94%   1.96%    1.96%   1.95%   1.95%
Ratio of net investment income
   to average net assets            (0.61%)  (0.70%)  (0.55%)  0.02%   0.21%
Portfolio turnover rate               156%     152%     329%   221%    248%











                          VOLUMETRIC FUND, INC.

For more information about the Fund, the following documents are available free upon request.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investments' policies. It is incorporated by reference, and is legally considered a part of this prospectus.

Annual/Semi Annual Reports:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report you will find management's discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of these documents of Volumetric Fund or request other information about the Fund by contacting:

                         Volumetric Fund, Inc.
                            87 Violet Drive
                         Pearl River, NY 10965

              Telephone: 1-800-541-FUND  (1-800-541-3863)
                      Website: www.volumetric.com
                         Ticker symbol: VOLMX

The Fund will send the requested document within 3 business days of receipt of the request. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330.
Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov and the that copies of this information may be obtained, upon payment a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4643





Volumetric Fund, Inc.
A No-Load Mutual Fund                                    New Account
87 Violet Drive                                          Application
Pearl River, New York 10965
Websiite:www.volumetric.com
Phone: 800-541-FUND or 845-623-7637


	I (We) hereby enclose a check/money order of $_______________ payable to Volumetric Fund for the purchase of the shares of Volumetric Fund, Inc. at the price in effect at the time this application is received. Please register me as a shareholder and issue my shares as indicated below.

ACCOUNT TYPE
-------------

Account Type: ____ Regular Account (Non Retirement)
              ____ Retirement Account (IRA and Business Retirement Account)


Individual or Joint Account:

__________________________________________  _______________________________
     Name                                     Social Security Number

_____________________________________      ________________________________
     Joint of Owner                           Social Security Number of
                                               Joint Owner (if applicable)

Custodial Account/UTMA (uniform Transfer to Minors Act):

______________________________________     __________________________________
     Name of Custodian                      Social Security
Number(optional)
_________________________________________    ________________________________
       Name of Minor                         Social Security Number of Minor

Corporation, Business, Trust or Other Organization:
---------------------------------------------------

__________________________________________     _____________________________
       Organization Name                        Tax ID #

____________________________________________________________________________
       Officer, Partner, Trustee and title


ADDRESS AND TELEPHONE
---------------------
	____________________________________________________________________________
     Address
 ____________________________________________________________________________
    City/State/Zip

Telephone:  Home:_______________________Work:______________________

E-mail (optional) ___________________________



Distribution Options
---------------------
Income dividends and capital gains distributions (if any) will be automatically reinvested in additional shares (Option A), unless otherwise checked below:
   Option A _________ Reinvest all income dividends and capital gains Option B __________ Pay all income dividends and capital gains in cash


Automatic Investment Option
----------------------------
This option allows you to automatically invest in Volumetric Fund directly from your bank account on a monthly, bi-monthly, or quarterly basis. Volumetric Fund will make automatic share purchases based on your enclosed check. If you would prefer purchases made from another account, please notify Volumetric Fund to send you the required form. If you wish to start the automatic investment option, circle you selection:

Amount to Invest ($100 minimum per transaction)  $ _____________
Start Date (allow 3 weeks for processing): _____________________

Frequency : Monthly/Bi-Monthly (every other month)/ Quarterly
Day of the Month: 5 th / 20 th


Information Request
-------------------
 (Circle items):
   Traditional or Roth IRA   College Investment Plan
   Beneficiary Account       Business Retirement Accounts
____________________________________________________________________________
I (We) am (are) of legal age and have received and read the Prospectus and agree to its terms. I (We) certify, under penalty of perjury, that I (we) am
(are) not subject to backup withholding and that my (our) correct taxpayer identification number is as indicated on this application.

__________________________________________      _______________________
  Signature                                      Date

__________________________________________      _______________________
  Signature of Joint Owner                       Date







Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
----------------------
Transfer Agent
--------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
----------

J.P. Morgan Chase
New York, New York

Independent Auditors
--------------------

BKD, LLP
Houston, Texas

Board of Directors
------------------

William P. Behrens
Louis Bollag
Jeffrey J. Castaldo
Gabriel J. Gibs, Chairman
Josef Haeupl
Stephen J. Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
--------

Gabriel J. Gibs
    Chief Executive Officer, Portfolio Co-Manager
Irene J. Zawitkowski
     President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President





                                                 April 29, 2005



                                  PART B

                     STATEMENT OF ADDITIONAL INFORMATION

                           VOLUMETRIC FUND, INC.



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained by writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965 or calling 800-541-3863 or (845) 623-7637. The information can also be obtained on our website: www.volumetric.com.

This Statement of Additional Information relates to the Fund's Prospectus, dated April 29, 2005.



                          TABLE OF CONTENTS

      Fund History.........................................2
      Investment Objectives and Strategies.................2
      Investment Restrictions..............................2
      Management of the Fund...............................3
      Control Persons and Principal Holders of Securities .5
      Investment Advisory Services and Other Services..... 5
      Other Service Providers.. ...........................6
      Brokerage Allocation.................................7
      Capital Stock........................................7
      Purchase, Redemption and Pricing of Securities.......7
      Taxation of the Fund.................................7
      Underwriters.........................................8
      Disclosure of Portfolio Holdings.....................8
      Code of Ethics.......................................8
      Proxy Voting Disclosure Policy.......................8
      Calculation of Performance Data......................9
      Financial Statements.................................9






                       FUND HISTORY

Volumetric Fund, Inc. -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his associates encouraged him to start the fund. The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

The Fund's name was changed from the Volumetric Investment Society to Volumetric Fund on June 15, 1986. It was incorporated under the laws of the State of New York on July 25, 1986, after the Annual Meeting of shareholders approved the reorganization. The fund has been open to the general public since September 3, 1987.



               INVESTMENT OBJECTIVES AND STRATEGIES

Volumetric Fund is an open-end diversified fund. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The Fund's investment strategies and risks are described in the appropriate section of the Prospectus. In the following, some additional details of the Fund's investment approach are provided.

The Fund's investment decisions, buying and selling of common stocks, are made with the utilization of volume analysis, specifically the Fund's proprietary Volumetric Trading System.
This is a technical system, based on the analysis of stocks and the market's trading volume and in which fundamental aspects are of only minor significance.

Volumetric Fund introduced the so-called 'Volume and Range system', (the 'System') on September 1, 2000. Although the Fund had used various systems before, we believe, this is the most advanced system in the Fund's history. The System utilizes a computerized, fully automated methodology to manage the Fund's portfolio. The objective of the System is growth with protection. Specifically, to match or surpass the growth of the market during bull markets and to provide safety to shareholders in bear markets. This is achieved by the combination of:
1) cash management; 2) superior stock selection with diversification; and 3) automated selling of stocks whenever they start to weaken.

According to the System, every day, after the market closes the Fund's managers do the following: 1) calculate the Fund's optimum cash position; 2) determine what stocks should be sold from the portfolio, if any; 3) create a list of stocks as potential buys, based on computerized selection and volume analysis. These findings will then be implemented during the next business day.



                  INVESTMENT RESTRICTIONS

      (1)  The Fund will not purchase securities on margin.

      (2) The Fund will not sell any security short or engage in the purchase of call, put or other options.

      (3) The Fund will not invest more than 5% of its assets in the securities of any one issuer. However, United States government securities and index related securities, such as S&P 500 Index Trust, Nasdaq 100 Trust and others are exluded from this requirement. The Fund will not invest more than 25% of its assets in any single industry.

      (4) The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer's management.

      (5) The Fund will not invest more than 5% of its total assets in the securities of other investment companies.

      (6) The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets.
The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

      (7)  The Fund will not make loans.

      (8) The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

      (9)  The Fund will not issue senior securities.

     (10) The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

     (11) The Fund will not purchase or deal in commodities, real estate or non-financial assets.

These investment restrictions, except for (3), may not be changed, without the approval by a vote of a majority of the Fund's outstanding voting shares. Under the Investment Company Act of 1940, such approval requires the affirmative vote, at the meeting of shareholders, of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.



                       MANAGEMENT OF THE FUND

The Fund's every day operations are managed by the Fund's Adviser and the Fund's officers. Major policy decisions must be approved by the Board. The number of directors is currently set at 9. The Board must approve any change in the number of directors.

The directors and officers of the Fund, their addresses, principal occupations and the dollar range of their shareholdings in Volumetric
Fund, as of Decemer 31, 2004, are shown below. The following categories are used for the dollar ranges: over $100,000 is A; $50,001-$100,000 is B; $25,001-$50,000 is C; $10,001-$25,000 is D; $1-$10,000 is E.

* William P. Behrens, Age: 65, Director since 1987
  Northeast Securities, Inc., 100 Wall Street,New York, NY 10005 Shareholdings:D

  Vice Chairman, Northeast Securities, Inc., a member firm of New York and American Stock Exchanges, since 2001. Previously Senior Managing Director and CEO, Investec Ernst & Co.

Louis Bollag, Age 57, Director since 2002
  31 Deerfield Road, Wyckoff, NJ 07481                      Shareholdings: A

  Senior Corporate Account Manager, Albemarle Corp., since 2001, a chemical manufacturer. Previously, he was General Manager of Alumina Chemicals at Alusuisse.

Jeffrey J. Castaldo, Age 42, Director since 1994
  J.C. Commercial, Inc. 115 Stevens Ave., Valhalla, NY 10595, Shareholdings:A

  President, J.C. Commercial, a commercial real estate and investment company. Previously, Executive Director, Capelli Enterprise

* Gabriel J. Gibs, Age 68, Chairman, CEO and Portfolio Manager since 1978
  87 Violet Drive, Pearl River, New York 10965                Shareholdings: A

   President of Volumetric Advisers, Inc., the Fund's Adviser, since 1983. Between 1974 and 1983 he was also the President of his own SEC registered investment advisory firm, a sole proprietor ship, and the predecessor firm for Volumetric Advisers, Inc.

Joseph Hauepl, Age 60, Director since 2004, Member of the Fund's Audit
   Committee. 9 Grove Place Mountain Lakes, NJ 07046.           Shareholders A

   Engineering Consultant. Previously Director of Technology of Lurgi PSI.


Stephen J. Samitt, Age 63 Director since 1996, Member of Audit
   Committee
   87 Violet Drive, Pearl River, New York 10965               Shareholdings: A

   Associated with Briggs Bunting & Dougherty, LLP, Certified Public Accountants since 1997. Previously at Tait, Weller & Baker, a full service accounting firm.

David L. Seidenberg, Age 58, Director since 1983, Member of Audit Committee,
   Director since 1983
   SQ Ventures, LLC, 70 Kinderkamack Rd, Emerson, NJ 07630    Shareholdings: A

   President SQ Ventures, LLC., since 2002 Previously, Vice President, Davos Chemical Company, since 1972.

Raymond W. Sheridan, Age 54, Director since 1995. Chairman of Nominating
   Committee.                                                 Shareholdings: A
   Raymond Sheridan Financial
   19 East Washington Ave., Pearl River, NY 10965

   President, Raymond Sherian Financial, insurance and financial services. Previously, Vice President and Treasurer of Volumetric Fund.

*Irene J. Zawitkowski, Age 52 Director since 1978. President, Chief Operating
   Officer, Secretary and Portfolio Co-Manager.               Shareholdings: A
   Volumetric Fund, Inc. 87 Violet Drive, Pearl River NY 10965

   Executive Vice President and CFO of Volumetric Advisers, Inc.

 *Interested person within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

The Fund has audit and nominating committees. The audit committee includes Stephen Samitt, Chairman, who is also the Fund's financial expert, David Seidenberg and Joseph Haeupl. The audit committee is responsible for recommending the selection of external auditors to the Board; receiving, reviewing, and forwarding to the Board the annual financial report of the external auditors; and such other matters as may warrant attention. The nominating committee's members are Raymond Sheridan, Chairman, Louis Bollag and Jeffrey Castaldo. All directors of the audit and nominating committees are independent.

Directors received a meeting fee of $150 for each board and committee meeting they attended and $100 for each telephonic conference. The meeting fee for a committee meeting followed by a Board meeting was $250. The chairman of the audit committee received $200 per meeting. Directors' fees are paid by the Adviser. The salaries and compensation of all officers are also paid by the Adviser.


Portfolio Managers

Volumetric Fund's portfolio is managed jointly by Gabriel Gibs and Irene Zawitkowski. Neither of them is involved in managing any other accounts or portfolios.

As a Founder, Mr. Gibs has been involved in managing the Fund's portfolio continuously since its inception in 1978. He has been also the Fund's Chairman and Chief Executive Officer. Prior to 2003, Mr. Gibs was also the Fund's President.

Ms. Zawitkowski became the Fund's President, Chief Operating Officer and Portfolio Co-Manager in 2003. Previously, she had been the Fund's Executive Vice President. Ms Zawitkowski has been an officer of the Fund in various capacities since inception.

The Fund's portfolio managers do not receive any compensation from the Fund. However, by being its Chief Executive Officer and President, respectively, they receive compensation only from the Fund's investment adviser: Volumetric Advisers, Inc.

The Fund's portfolio managers and their spouses beneficially owned Volumetric Fund shares according the following ranges: Mr. Gibs $500,001-$1,000,000;
Ms. Zawitkowski: $100,001-$500,000.


        CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Gabriel Gibs, President of the Fund's Adviser is considered the 'control person' of the Adviser.

Directors and their immediate family members, such as their spouses and minors, beneficially owned 141,157 shares or 11.35% of the outstanding Common Stock of the Fund, as of April 22, 2005. In addition, Volumetric Advisers, Inc. owned 12,495 shares or 1.01% of the outstanding Common Stock.


          INVESTMENT ADVISORY SERVICES AND OTHER SERVICES

Volumetric Advisers, Inc., until August of 1986 named Volumetric, Inc., is the Investment Adviser of the Fund, 87 Violet Drive, Pearl River, New York, 10965, pursuant to an Investment Advisory Agreement (the 'Agreement') dated June 16, 2004. The Adviser is registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940. Gabriel J. Gibs is the control person of the Adviser. Mr. Gibs has been managing discretionary investment accounts for individuals since 1974. His sole proprietorship business was incorporated in New York in 1983 as Volumetric, Inc.

Gabriel J. Gibs is Chairman and Chief Executive Officer of the Fund and President of the Adviser. Irene J. Zawitkowski is President and Chief Operating Officer of the Fund and Executive Vice President of the Adviser.

The fee received by the Adviser is described in detail in the Prospectus. The Investment Adviser's fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 2.0%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The management fee is paid to the Adviser monthly. The daily management fee is determined by multiplying the Fund's net assets by the appropriate rate, currently 0.0194, and dividing the resulting number by 365.

Management fees paid by the Fund to the Adviser for the past three years were as follows:

               2004            $ 402,209
               2003            $ 313,292
               2002            $ 311,084

The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on June 16, 2004. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund's Board of Directors or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Agreement will be approved by the Board at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund's directors who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

The Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

The Fund does not receive any 12b-1 fees.


                     OTHER SERVICE PROVIDERS

TRANSFER AND DIVIDEND PAYING AGENT
     	Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965

CUSTODIAN
   	JP Morgan Chase, ('JP Morgan'), 1211 Avenue of Americas, New York,
NY 10036, acts as the Custodian of the Fund's securities. JP Morgan does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold.

IRA AND PENSION ACCOUNTS TRUSTEE
        Delaware Charter Guarantee & Trust Co. (Trademark: 'TRUSTAR') P.O. Box 8963, Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        The firm of BKD, LLP, 1360 Post Oak Blvd., Houston, TX 77056, has acted as the Fund's Independent Registered Public Accountant for calendar years
2004, 2003 and 2002. Between 1987 and 2001, Feuer, Orlando, Pye & Co., LLP,
117 East 29th Street, New York, NY 10016, and its predecessor partnerships, had acted as the Fund's independent certified public accountants.

                         BROKERAGE ALLOCATION

To minimize brokerage commissions the Fund predominantly utilizes the services of discount brokers and full-service brokers whose negotiated rates are competitive with discount brokers. Brokers are selected based on their fees, services, execution capability, and reputation. The Fund is not obtaining research services from any broker. The Fund's primary broker is Yamner & Co. Inc., Saddle Brook, NJ. Northeast Securities, a New York Stock Exchange Member firm, has also acted as a broker of the Fund. William P. Behrens, a director of the Fund, is Vice Chairman of Northeast Securities. During 2004, the Fund paid brokerage commissions of $1,749 to Northeast Securities. The rest of the commissions were paid to Yamner & Co.

The aggregate commissions paid by the Fund to brokers for the three previous calendar years are indicated below:

             2004        $24,591
             2003        $23,924
             2002        $74,589

The significantly lower commissions in 2003 and 2004 were due to lower turnover rates and to increased utilization of Yamner & Co. with sharply lower commission rates.

                          CAPITAL STOCK

The Fund is authorized to issue 2,000,000 shares of Common Stock with a par value of $.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares.

The Fund's Board of Directors may authorize the issuance of additional shares of common stock, if demand for the Fund's shares surpasses currently authorized shares.

           PURCHASE, REDEMPTION AND PRICING OF SECURITIES

Shares of the Fund may be purchased as outlined in the Prospectus.

The Fund is a no-load fund; therefore, the offering price and the net asset value are the same. It is offering and redeeming its shares at net asset value, as described in detail in the Prospectus.

                       TAXATION OF THE FUND

The Fund is qualified or intends to qualify annually as a 'Regulated Investment Company' (RIC) under Subchapter M of the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a 'regulated Investment Company' the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends or capital gain distributions.

                             UNDERWRITERS

The Fund has no underwriters.


                     DISCLOSURE OF PORTFOLIO HOLDINGS

Volumetric Fund's complete portfolio holdings are available to the public in our quarterly and annual reports to shareholders. Fund portfolio holdings given to an individual will be the same information made available in our filings with the SEC. The portfolio holdings will be also made available to reporting agencies, such as Morningstar and Lipper, on a quarterly basis.

In addition to the full disclosure of our quarterly portfolio, the Fund's 10 largest common stock holdings are also listed on the Fund's website: www.volumetric.com. This listing is updated monthly, within five business days after the end of each month.

The Chief Executive Officer and/or the President of the Fund are authorized to disclose additional information about the Fund's portfolio, in special situations, if appropriate.

No compensation will be received by any party in connection with the disclosure of information regarding the portfolio.


                             CODE OF ETHICS

The Fund has adopted and amended its Code of Ethics under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all 'Access Persons'. Access Persons generally include all officers and interested directors of the Fund and those of the Adviser. The Code of Ethics is based upon the principle that the Access Persons have the fiduciary duty to place the interest of Fund shareholders above their own.

The Code of Ethics permits Access Persons to buy and sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons to complete initial personal securities holding reports, quarterly personal securities transaction reports, and annual personal securities holding reports. The Code of Ethics requires Access Persons who are investment personnel to pre-clear most of their personal securities transactions.



                      PROXY VOTING DISCLOSURE POLICY

The Board of Directors of Volumetric Fund, Inc. has adopted a proxy voting disclosure policy and procedure that delegates the authority to vote proxies to the Chairman of the Board and President of the Fund, subject to the supervision of the Board of Directors. The proxy voting policy generally provides that proxy voting will be decided on by a case-by-case basis, with the intention being to vote all proxies in the best interest of the Fund's shareholders.

The following guidelines summarize the policy in routine issues of proxies. Accordingly, the voting generally will support the management's slate of directors of the company being voted upon. Regarding the selection of independent auditors of the company being voted upon, the voting as a general rule, will support the management's choice of auditors. All other non-routine issues will be voted on a case-by-case basis in the best interest of shareholders.

In situations where there is a conflict of interest, or apparent conflict with the Fund, the vote will be based upon the recommendation of the majority of Volumetric Fund's independent directors.


                   CALCULATION OF PERFORMANCE DATA

The Fund's average annual total returns, for the year ending December 31, 2004, for periods of 1, 5 and 10 years, before and after tax returns, with or without redemptions, are indicated in the Prospectus.

The performance of the Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions and variations in share prices at the beginning and end of a period.

The average annual total return of the Fund, also called compounded return, is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               n
                        P(1+T) = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of stated periods.


                           FINANCIAL STATEMENTS

The Fund's 2004 Annual Report, dated February 8, 2005, containing the audited financial statements for year ending December 31, 2004, notes to financial statements, and the opinion of the Fund's Independent Registered Public Accountants, BKD, LLP, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional Information. A copy of the 2004 Annual Report is available, free of charge, by calling the Fund's toll-free number at 800-541-3863.


                                  PART C

                             OTHER INFORMATION
Item 23.  Exhibits

      *(a) Articles of Incorporation of Volumetric Fund, Inc.

      *(b) By-Laws of Volumetric Fund, Inc.

       (c) None

      *(d) Amended Investment Advisory Agreement between Registrant and
           Volumetric Advisers, Inc.

       (e) None

       (f) None

      *(g) Custodian Agreement between the Fund and JP Morgan Chase

        (h)  None

       *(i)  Legal Opinion

        (j) Consent of independent accountants for the Fund.

        (k) None

        (l)  None

        (m) None

        (n) None

        (o) None

       *(p) Code of Ethics
* Previously filed

Item 24     Persons Controlled by or Under Common Control with Registrant
            None

Item 25     Indemnification
            None

Item 26     Business and Other Connection of Investment Adviser
            None

Item 27     Principal Underwriters
            None

Item 28     Location of Accounts and Records
            Volumetric Advisers, Inc. maintains all records at the office of the Registrant: 87 Violet Drive, Pearl River, NY 10965.

Item 29     Management Services
            None

Item 30     Undertakings
            None


                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Orangetown, and State of New York on 18th day of April 2005.

 VOLUMETRIC FUND, INC.


 By:_____________________________
        Gabriel J. Gibs, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Gabriel Gibs
________________                                       April 27, 2005
Gabriel J. Gibs, Chairman of the Board and CEO

/s/ Irene Zawitkowski
________________                                       April 27, 2005
Irene J. Zawitkowski, President, Director


/s/ Louis Bollage                                      April 27, 2005
_________________
Louis Bollag, Independent Director


/s/ Jeffrey Castaldo                                   April 27, 2005
____________________
Jeffrey J. Castaldo, Independent Director


/s/Joseph Hauepl                                       April 27, 2005
____________________
Joseph Haeupl, Independent Director


/s/ Stephen J. Samitt                                  April 27, 2005
 __________________

Stephen J. Samitt, Independent Director


/s/ David Seidenberg
_________________
David L. Seidenberg, Director                          April 27, 2005


/s/ Raymond Sheridan                                   April 27, 2005
________________
Raymond W. Sheridan, Vice President, Director